DELAWARE VIP® TRUST
Delaware VIP Cash Reserve Series (the “Series”)

Supplement to the Series’ Statement of Additional Information
dated April 30, 2009

The changes described immediately below will become effective 60 days after the date of this Supplement.

The following information is added to the section entitled, “Investment Strategies and Risks”.

Municipal Obligations
The Series may invest up to 25% of its assets in tax-free municipal securities, including general obligations and revenue issues, and tax-free commercial paper. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

The Series may also purchase project notes issued by local agencies under a program administered by the United States Department of Housing and Urban Development. Project notes are secured by the full faith and credit of the United States.

S&P and Moody’s rate the quality of many municipal securities. These ratings represent the opinions of S&P and Moody’s. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. The Series may purchase these securities if, at the time of purchase, a security or, as relevant, its issuer is rated in one of the two highest rating categories (e.g. for municipal bonds, AA or better by S&P or Aa or better by Moody’s; for tax-free commercial paper and short-term tax-free notes, A-2 or better by S&P or P-2 or better by Moody’s; and for state or municipal notes, MIG-2 or better by Moody’s) by at least two nationally recognized statistical rating organizations (or if rated by only one such organization, so rated by such organization). If the security or, as relevant, its issuer has not been rated, the Manager must determine that the security is comparable to securities that are rated in one of the two highest rating categories in accordance with the conditions with which money market funds must comply.

See the Appendix for a description of municipal obligations ratings.

The following replaces “Money Market Instruments – Commercial Paper” and “Money Market Instruments – Short-term Corporate Debt” in the section entitled, “Investment Strategies and Risks”.

4. Commercial Paper. Short-term promissory notes issued by corporations, colleges, universities and endowments which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody’s or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody’s. Delaware VIP® Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

5. Short-term Corporate Debt. In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody’s or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Such securities may include securities issued by colleges, universities and endowments. Delaware VIP Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

The following information replaces the section entitled, “Appendix – Description of Ratings”.

Bonds
Excerpts from Moody’s description of its bond ratings: Aaa --judged to be the best quality. They carry the smallest degree of investment risk; Aa --judged to be of high quality by all standards; A --possess favorable attributes and are considered “upper medium” grade obligations; Baa --considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba --judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B --generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa --are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca --represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C --the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

For rating categories Aa to Caa, Moody’s includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively.

Excerpts from S&P’s description of its bond ratings: AAA --highest grade obligations; extremely strong capacity to pay principal and interest; AA --also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A --strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB --regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C --regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D --in default.

Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

Excerpts from Fitch IBCA, Inc.’s description of its ratings: AAA --ratings denote the lowest expectation of credit risk. AA--ratings denote a very low expectation of credit risk. A --ratings denote a low expectation of credit risk. BBB --ratings indicate that there is currently a low expectation of credit risk. BB --ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. B --ratings indicate that significant credit risk is present, but a limited margin of safety remains. CC --ratings indicate that default of some kind appears probable. C --ratings signal imminent default.

The ratings of obligations in the default category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD--obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD--indicates potential recoveries in the range of 50% - 90% and D--the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Commercial Paper
Excerpts from S&P’s description of its two highest commercial paper ratings: A-1 —degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2 —capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

Excerpts from Moody’s description of its two highest commercial paper ratings: P-1—superior quality; P-2—strong quality.

Excerpts from Fitch IBCA, Inc.’s description of its highest ratings: F-1+--Exceptionally strong quality; F-1 --Very strong quality; F-2 -- Good credit quality.

Please keep this supplement for future reference.

This Supplement is dated December 7, 2009.